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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K
                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  March 11, 1997
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                        STATE STREET BOSTON CORPORATION
                   -----------------------------------------
            (Exact name of Registrant as specified in its charter)

     Massachusetts                 0-5108                     04-2456637
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(State or Other Jurisdiction    (Commission            (I.R.S. Employer I.D.
of Incorporation)               File No.)              Number)


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   225 Franklin Street, Boston, Massachusetts               02110
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    (Address of Principal Executive Offices)              (Zip Code)

                                (617) 786-3000
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             (Registrant's Telephone Number, including area code)


                               Page 1 of 4 pages
                            Exhibit Index on Page 4

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Item 5. Other Events

    On March 11, 1997, the Registrant completed the sale of $300 million of 8.035% Capital Securities, Series A (the "Capital Securities") issued by State Street Institutional Capital B (the "Trust"), a newly created subsidiary business trust of the Registrant. The Capital Securities are fully guaranteed by the Registrant. In connection with the sale of the Capital Securities, the Registrant issued and sold to the Trust $309 million of its 8.035% Junior Subordinated Deferrable Interest Debentures, Series B (the "Debentures").

    Neither the Capital Securities nor the Debentures have been registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be offered or sold in the United States absent registration under, or an applicable exemption from, the registration requirements of the Securities Act and applicable state securities laws.

Item 7. Financial Statements and Exhibits

    Exhibit 1 Junior Subordinated Indenture, dated as of December 15, 1996, between State Street Boston Corporation and The First National Bank of Chicago.

    Exhibit 2 Amended and Restated Trust Agreement, dated as of March 11, 1997, relating to State Street Institutional Capital B.

    Exhibit 3 Capital Securities Guarantee Agreement, dated as of March 11, 1997, between State Street Boston Corporation and The First National Bank of Chicago.


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   STATE STREET BOSTON CORPORATION


                                   By: /s/ Rex S. Schuette
                                      -------------------------------------
                                      Title: Senior Vice President
Date: April 17, 1997

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Exhibit Index                                                         Page
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Exhibit 1   Junior Subordinated Indenture, dated as of December 15, 1996, between State Street Boston Corporation and The First National Bank of Chicago.(1)

Exhibit 2   Amended and Restated Trust Agreement, dated as of
            March 11, 1997, relating to State Street Institutional
            Capital B.

Exhibit 3   Capital Securities Guarantee Agreement, dated as of
            March 11, 1997, between State Street Boston Corporation and The First National Bank of Chicago.

      (1) Filed as an Exhibit to Registrant's Current Report on Form 8-K covering events on December 20, 1996 and incorporated by reference herein.


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